INVENTORIES (Details) - USD ($) $ in Thousands		Jun. 30, 2016	Dec. 31, 2015
Inventory Disclosure [Abstract]
Raw materials		$ 32	$ 126
Finished products	[1]	1,818	1,406
Inventory		1,850	1,532
Inventory delivered to customers but not recognized in revenue		$ 350	$ 373

[1]	Includes amounts of $350 and $373 at June 30, 2016 and December 31, 2015, respectively, with respect to inventory delivered to customers but for which revenue recognition criteria have not been met.